UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2022

CAREVIEW COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54090	95-4659068
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 State Highway 121, Suite B-240, Lewisville, TX 75067

(Address of principal executive offices and Zip Code)

(972) 943-6050

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230-405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

		Page
Item 1.01	Entry into a Material Definitive Agreement	3

Item 9.01	(d) Exhibits	13

Item 1.01 Entry into a Material Definitive Agreement.

Twenty-Sixth Amendment to Modification Agreement

Modification Agreement to Credit Agreement

As previously reported by CareView Communications, Inc. (the “Company”) in our Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 5, 2018, the Company, CareView Communications, Inc., a Texas corporation and a wholly owned subsidiary of the Company (the “Borrower”), CareView Operations, L.L.C., a Texas limited liability company and a wholly owned subsidiary of the Borrower (the “Subsidiary Guarantor”), and PDL Investment Holdings, LLC (as assignee of PDL BioPharma, Inc.), in its capacity as administrative agent and lender (the “Lender”) under the Credit Agreement (the “Credit Agreement”) dated as of June 26, 2015, as amended, by and among the Company, the Borrower and the Lender, entered into a Modification Agreement on February 2, 2018, effective as of December 28, 2017 (the “Modification Agreement”), with respect to the Credit Agreement in order to modify certain provisions of the Credit Agreement and Loan Documents (as defined in the Credit Agreement) to prevent an Event of Default (as defined in the Credit Agreement) from occurring.

Under the Modification Agreement, the parties agreed that (i) the Borrower would not make the principal payment due under the Credit Agreement on December 31, 2017 until the end of the Modification Period (as defined below), (ii) the Borrower would not pay the principal installments due at the end of each calendar quarter during the Modification Period and (iii) because the Borrower’s Liquidity (as defined in the Credit Agreement) was anticipated to fall below $3,250,000, the Liquidity required during the Modification Period would be lowered to $2,500,000 (collectively, the “Covered Events”). The Lender agreed that the occurrence and continuance of any of the Covered Events will not constitute Events of Default for a period (the “Modification Period”) from December 28, 2017 through the earliest to occur of (a) any Event of Default under any Loan Documents that does not constitute a Covered Event, (b) any event of default under the Modification Agreement, (c) the Lender’s election, in its sole discretion, to terminate the Modification Period on May 31, 2018 or September 30, 2018 (with each such date permitted to be extended by the Lender in its sole discretion) by delivering a written notice to the Borrower on or prior to such date, or (d) December 31, 2018.

In consideration of the Lender’s entry into the Modification Agreement, the Company and the Borrower agreed, among other things, that the Borrower would obtain (i) at least $2,250,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt (each such term as defined in the Credit Agreement) on or prior to February 23, 2018 and (ii) an additional $3,000,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to May 31, 2018 (resulting in aggregate net cash proceeds of at least $5,250,000).

Second Amendment to Credit Agreement

As previously reported in our Current Report on Form 8-K filed with the SEC on February 26, 2018, the Company, the Borrower and the Lender entered into a Second Amendment to Credit Agreement (the “Credit Agreement Amendment”) on February 23, 2018, pursuant to which, among other things, the parties agreed to amend the Modification Agreement to provide that the Borrower could satisfy its obligations under the Modification Agreement to obtain financing by obtaining (i) at least $2,050,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to February 23, 2018 and (ii) an additional $3,000,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to May 31, 2018 (resulting in aggregate net cash proceeds of at least $5,050,000).

First Amendment to Modification Agreement

As previously reported in our Current Report on Form 8-K filed with the SEC on June 4, 2018, the Company, the Borrower, the Subsidiary Guarantor and the Lender entered into an Amendment to Modification Agreement (the “First Modification Agreement Amendment”) on May 31, 2018, pursuant to which the parties agreed to amend the Modification Agreement to provide that the dates on which the Lender may elect, in the Lender’s sole discretion, to terminate the Modification Period would be July 31, 2018 and September 30, 2018 (with each such date permitted to be extended by the Lender in its sole discretion); and that the Borrower could satisfy its obligations under the Modification Agreement to obtain financing by obtaining (i) at least $2,050,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to February 23, 2018 and (ii) an additional (A) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to June 15, 2018 and (B) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to August 31, 2018 (resulting in aggregate net cash proceeds of at least $3,550,000).

Second Amendment to Modification Agreement

As previously reported in our Current Report on Form 8-K filed with the SEC on June 15, 2018, the Company, the Borrower, the Subsidiary Guarantor and the Lender entered into a Second Amendment to Modification Agreement (the “Second Modification Agreement Amendment”) on June 14, 2018, pursuant to which the parties agreed to further amend the Modification Agreement to provide that the Borrower could satisfy its obligations under the Modification Agreement to obtain financing by obtaining (i) at least $2,050,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to February 23, 2018 and (ii) an additional (A) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to July 3, 2018 (rather than June 15, 2018) and (B) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to August 31, 2018 (resulting in aggregate net cash proceeds of at least $3,550,000).

Third Amendment to Modification Agreement

As previously reported in our Current Report on Form 8-K filed with the SEC on July 5, 2018, the Company, the Borrower, the Subsidiary Guarantor and the Lender entered into a Third Amendment to Modification Agreement (the “Third Modification Agreement Amendment”) on June 28, 2018, pursuant to which the parties agreed to further amend the Modification Agreement to provide that the Borrower could satisfy its obligations under the Modification Agreement to obtain financing by obtaining (i) at least $2,050,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to February 23, 2018 and (ii) an additional (A) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to July 13, 2018 (rather than July 3, 2018) and (B) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to August 31, 2018 (resulting in aggregate net cash proceeds of at least $3,550,000).

Fourth Amendment to Modification Agreement

As previously reported in our Current Report on Form 8-K filed with the SEC on September 5, 2018, the Company, the Borrower, the Subsidiary Guarantor and the Lender entered into a Fourth Amendment to Modification Agreement (the “Fourth Modification Agreement Amendment”) on August 31, 2018, pursuant to which the parties agreed to further amend the Modification Agreement to provide that the Borrower could satisfy its obligations under the Modification Agreement to obtain financing by obtaining (i) at least $2,050,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to February 23, 2018 and (ii) an additional (A) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to July 13, 2018 and (B) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to September 30, 2018 (rather than August 31, 2018) (resulting in aggregate net cash proceeds of at least $3,550,000).

Fifth Amendment to Modification Agreement

As previously reported in our Current Report on Form 8-K filed with the SEC on October 4, 2018, the Company, the Borrower, the Subsidiary Guarantor and the Lender entered into a Fifth Amendment to Modification Agreement (the “Fifth Modification Agreement Amendment”) on September 28, 2018, pursuant to which the parties agreed to amend the Modification Agreement to provide that the dates on which the Lender may elect, in the Lender’s sole discretion, to terminate the Modification Period would be July 31, 2018 and November 12, 2018 (with each such date permitted to be extended by the Lender in its sole discretion); that the Borrower could satisfy its obligations under the Modification Agreement to obtain financing by obtaining (i) at least $2,050,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to February 23, 2018 and (ii) an additional (A) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to July 13, 2018 and (B) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to November 12, 2018 (rather than September 30, 2018) (resulting in aggregate net cash proceeds of at least $3,550,000); and that the Liquidity required during the Modification Period would be lowered to $1,825,000 from $2,500,000.

Sixth Amendment to Modification Agreement

As previously reported in our Current Report on Form 8-K filed with the SEC on November 16, 2018, the Company, the Borrower, the Subsidiary Guarantor and the Lender entered into a Sixth Amendment to Modification Agreement (the “Sixth Modification Agreement Amendment”) on November 12, 2018, pursuant to which the parties agreed to amend the Modification Agreement to provide that the dates on which the Lender may elect, in the Lender’s sole discretion, to terminate the Modification Period would be July 31, 2018 and November 19, 2018 (with each such date permitted to be extended by the Lender in its sole discretion); and that the Borrower could satisfy its obligations under the Modification Agreement to obtain financing by obtaining (i) at least $2,050,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to February 23, 2018 and (ii) an additional (A) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to July 13, 2018 and (B) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to November 19, 2018 (rather than November 12, 2018) (resulting in aggregate net cash proceeds of at least $3,550,000).

Seventh Amendment to Modification Agreement

As previously reported in our Current Report on Form 8-K filed with the SEC on November 21, 2018, the Company, the Borrower, the Subsidiary Guarantor and the Lender entered into a Seventh Amendment to Modification Agreement (the “Seventh Modification Agreement Amendment”) on November 19, 2018, pursuant to which the parties agreed to amend the Modification Agreement to provide that the dates on which the Lender may elect, in the Lender’s sole discretion, to terminate the Modification Period would be July 31, 2018 and December 3, 2018 (with each such date permitted to be extended by the Lender in its sole discretion); and that the Borrower could satisfy its obligations under the Modification Agreement to obtain financing by obtaining (i) at least $2,050,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to February 23, 2018 and (ii) an additional (A) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to July 13, 2018 and (B) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to December 3, 2018 (rather than November 19, 2018) (resulting in aggregate net cash proceeds of at least $3,550,000).

Eighth Amendment to Modification Agreement

As previously reported in our Current Report on Form 8-K filed with the SEC on December 6, 2018, the Company, the Borrower, the Subsidiary Guarantor and the Lender entered into an Eighth Amendment to Modification Agreement (the “Eighth Modification Agreement Amendment”) on December 3, 2018, pursuant to which the parties agreed to amend the Modification Agreement to provide that the dates on which the Lender may elect, in the Lender’s sole discretion, to terminate the Modification Period would be July 31, 2018 and December 17, 2018 (with each such date permitted to be extended by the Lender in its sole discretion); that the Borrower could satisfy its obligations under the Modification Agreement to obtain financing by obtaining (i) at least $2,050,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to February 23, 2018 and (ii) an additional (A) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to July 13, 2018 and (B) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to December 17, 2018 (rather than December 3, 2018) (resulting in aggregate net cash proceeds of at least $3,550,000); and that the Liquidity required during the Modification Period would be lowered to $1,525,000 from $1,825,000.

Ninth Amendment to Modification Agreement

As previously reported in our Current Report on Form 8-K filed with the SEC on December 21, 2018, the Company, the Borrower, the Subsidiary Guarantor and the Lender entered into a Ninth Amendment to Modification Agreement (the “Ninth Modification Agreement Amendment”) on December 17, 2018, pursuant to which the parties agreed to amend the Modification Agreement to provide that the dates on which the Lender may elect, in the Lender’s sole discretion, to terminate the Modification Period would be July 31, 2018 and January 31, 2019 (with each such date permitted to be extended by the Lender in its sole discretion); that the Borrower could satisfy its obligations under the Modification Agreement to obtain financing by obtaining (i) at least $2,050,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to February 23, 2018 and (ii) an additional (A) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to July 13, 2018 and (B) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to January 31, 2019 (rather than December 17, 2018) (resulting in aggregate net cash proceeds of at least $3,550,000); that the Liquidity required during the Modification Period would be lowered to $750,000 from $1,525,000; and that the Borrower’s interest payment that would otherwise be due to Lender on December 31, 2018 would be deferred until January 31, 2019 (the end of the extended Modification Period) and that such deferral would be an additional Covered Event.

Tenth Amendment to Modification Agreement

As previously reported in our Current Report on Form 8-K filed with the SEC on February 5, 2019, the Company, the Borrower, the Subsidiary Guarantor and the Lender entered into a Tenth Amendment to Modification Agreement (the “Tenth Modification Agreement Amendment”) on January 31, 2019, pursuant to which the parties agreed to amend the Modification Agreement to provide that the dates on which the Lender may elect, in the Lender’s sole discretion, to terminate the Modification Period would be July 31, 2018 and February 28, 2019 (with each such date permitted to be extended by the Lender in its sole discretion); that the Borrower could satisfy its obligations under the Modification Agreement to obtain financing by obtaining (i) at least $2,050,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to February 23, 2018 and (ii) an additional (A) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to July 13, 2018 and (B) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to February 28, 2019 (rather than January 31, 2019) (resulting in aggregate net cash proceeds of at least $3,550,000); and that the Borrower’s interest payment that would otherwise be due to Lender on December 31, 2018 would be deferred until February 28, 2019 (the end of the extended Modification Period) and that such deferral would be a Covered Event.

Eleventh Amendment to Modification Agreement

As previously reported in our Current Report on Form 8-K filed with the SEC on March 4, 2019, the Company, the Borrower, the Subsidiary Guarantor and the Lender entered into an Eleventh Amendment to Modification Agreement (the “Eleventh Modification Agreement Amendment”) on February 28, 2019, pursuant to which the parties agreed to amend the Modification Agreement to provide that the dates on which the Lender may elect, in the Lender’s sole discretion, to terminate the Modification Period would be July 31, 2018 and March 31, 2019 (with each such date permitted to be extended by the Lender in its sole discretion); that the Borrower could satisfy its obligations under the Modification Agreement to obtain financing by obtaining (i) at least $2,050,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to February 23, 2018 and (ii) an additional (A) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to July 13, 2018 and (B) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to March 31, 2019 (rather than February 28, 2019) (resulting in aggregate net cash proceeds of at least $3,550,000); and that the Borrower’s interest payment that would otherwise be due to Lender on December 31, 2018 would be deferred until March 31, 2019 (the end of the extended Modification Period) and that such deferral would be a Covered Event.

Twelfth Amendment to Modification Agreement

As previously reported in our Current Report on Form 8-K filed with the SEC on April 2, 2019, the Company, the Borrower, the Subsidiary Guarantor and the Lender entered into a Twelfth Amendment to Modification Agreement (the “Twelfth Modification Agreement Amendment”) on March 29, 2019, pursuant to which the parties agreed to amend the Modification Agreement to provide that the dates on which the Lender may elect, in the Lender’s sole discretion, to terminate the Modification Period would be July 31, 2018 and April 30, 2019 (with each such date permitted to be extended by the Lender in its sole discretion); that the Borrower could satisfy its obligations under the Modification Agreement to obtain financing by obtaining (i) at least $2,050,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to February 23, 2018 and (ii) an additional (A) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to July 13, 2018 and (B) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to April 30, 2019 (rather than March 31, 2019) (resulting in aggregate net cash proceeds of at least $3,550,000); and that the Borrower’s interest payments that would otherwise be due to Lender on December 31, 2018 and on March 31, 2019 would be deferred until April 30, 2019 (the end of the extended Modification Period) and that such deferrals would be a Covered Event. The parties also agreed that any breaches by the Company or the Borrower of the minimum cash balance requirement formerly set forth in the HealthCor Note and Warrant Purchase Agreement, as amended, that occurred on or prior to March 27, 2019 would be permanently waived and would not constitute Events of Default under a Loan Document so long as such breaches had been waived under the HealthCor Note and Warrant Purchase Agreement, as amended, and as such, that any such breaches would be a Covered Event.

Fourth Amendment to Credit Agreement

As previously reported in our Current Report on Form 8-K filed with the SEC on April 15, 2019, the Company, the Borrower and the Lender entered into a Fourth Amendment to Credit Agreement (the “Fourth Credit Agreement Amendment”) on April 9, 2019, and in connection with the Fourth Credit Agreement Amendment, the Borrower executed an Amended and Restated Tranche One Term Note in the principal amount of $20,000,000 to the Lender (the “Amended Tranche One Term Note”), pursuant to which the parties agreed, among other things, to amend the note from registered to unregistered form.

Thirteenth Amendment to Modification Agreement

As previously reported in our Current Report on Form 8-K filed with the SEC on May 1, 2019, the Company, the Borrower, the Subsidiary Guarantor and the Lender entered into a Thirteenth Amendment to Modification Agreement (the “Thirteenth Modification Agreement Amendment”) on April 29, 2019, pursuant to which the parties agreed to amend the Modification Agreement to provide that the dates on which the Lender may elect, in the Lender’s sole discretion, to terminate the Modification Period would be July 31, 2018 and May 15, 2019 (with each such date permitted to be extended by the Lender in its sole discretion); that the Borrower could satisfy its obligations under the Modification Agreement to obtain financing by obtaining (i) at least $2,050,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to February 23, 2018 and (ii) an additional (A) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to July 13, 2018 and (B) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to May 15, 2019 (rather than April 30, 2019) (resulting in aggregate net cash proceeds of at least $3,550,000); and that the Borrower’s interest payments that would otherwise be due to Lender on December 31, 2018 and on March 31, 2019 would be deferred until May 15, 2019 (the end of the extended Modification Period) and that such deferrals would be a Covered Event.

Fourteenth Amendment to Modification Agreement

As previously reported in our Current Report on Form 8-K filed with the SEC on May 20, 2019, the Company, the Borrower, the Subsidiary Guarantor and the Lender entered into a Fourteenth Amendment to Modification Agreement (the “Fourteenth Modification Agreement Amendment”) on May 15, 2019, pursuant to which the parties agreed to amend the Modification Agreement to provide that the dates on which the Lender may elect, in the Lender’s sole discretion, to terminate the Modification Period would be July 31, 2018 and September 30, 2019 (with each such date permitted to be extended by the Lender in its sole discretion); that the Borrower could satisfy its obligations under the Modification Agreement to obtain financing by obtaining (i) at least $2,050,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to February 23, 2018 and (ii) an additional (A) $1,000,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to July 13, 2018 and (B) $250,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to May 15, 2019 (resulting in aggregate net cash proceeds of at least $3,300,000); that the Liquidity required during the Modification Period would be lowered to $0 from $750,000; and that the Borrower’s interest payments that would otherwise be due to Lender on December 31, 2018, March 31, 2019 and June 30, 2019 would be deferred until September 30, 2019 (the end of the extended Modification Period) and that such deferrals would be a Covered Event.

Fifth Amendment to Credit Agreement

As previously reported in our Current Report on Form 8-K filed with the SEC on May 20, 2019, the Company, the Borrower, the Lender (in its capacity as administrative agent and lender), Steven G. Johnson, individually, and Dr. James R. Higgins, individually (Mr. Johnson and Dr. Higgins, collectively, the “Tranche Three Lenders”) entered into a Fifth Amendment to Credit Agreement on May 15, 2019 (the “Fifth Credit Agreement Amendment”), pursuant to which the parties agreed to amend the Credit Agreement to, among other things, (i) provide for a new tranche of term loan, the Tranche Three Loan, in the aggregate principal amount of $200,000, from the Tranche Three Lenders (the “Tranche Three Loan”), with a maturity date of October 7, 2020 (the fifth anniversary of the funding date of the Tranche One Loan (as defined in the Credit Agreement)), with outstanding borrowings bearing interest at the rate of 15.5% per annum, payable quarterly in arrears (subject to the terms of the Modification Agreement, as amended), and with payment of the Tranche Three Loan and any other Obligations (as defined in the Credit Agreement) incurred in connection with the Tranche Three Loan subordinated and subject in right and time of payment to the Payment in Full (as defined in the Credit Agreement) of the Tranche One Loan and any other Obligations incurred in connection with the Tranche One Loan, to the extent and in the manner set forth in the Credit Agreement; (ii) increase the interest rate for outstanding borrowings under the Tranche One Loan, effective as of the date of the Fifth Credit Agreement Amendment, from 13.5% per annum to 15.5% per annum, payable quarterly in arrears (subject to the terms of the Modification Agreement, as amended); and (iii) provide for the issuance of the Twelfth Amendment Supplemental Closing Note pursuant to the Note and Warrant Purchase Agreement dated April 21, 2011, as amended, by and among the Company, HealthCor Partners Fund, LP, HealthCor Hybrid Offshore Master Fund, LP and the other investors party thereto (the “Purchase Agreement”).

Also, as previously reported in our Current Report on Form 8-K filed with the SEC on May 20, 2019, upon the execution of the Fifth Credit Agreement Amendment on May 15, 2019, (i) the Borrower borrowed the Tranche Three Loan and issued to the Tranche Three Lenders term notes in the aggregate principal amount of $200,000, payable in accordance with the terms of the Credit Agreement (the “Tranche Three Term Notes”), $150,000 from Mr. Johnson and $50,000 from Dr. Higgins, and (ii) the Company issued a warrant for the purchase of 250,000 shares of common stock, with an exercise price per share equal to $0.03 (subject to adjustment as described therein) and an expiration date of May 15, 2029 (the “Tranche Three Loan Warrant”), to Dr. Higgins in connection with his Tranche Three Loan. Mr. Johnson declined to be issued a Tranche Three Loan Warrant. Mr. Johnson is our Chief Executive Officer, President, Secretary and Treasurer and is one of our directors. Dr. Higgins is one of our directors.

Fifteenth Amendment to Modification Agreement

As previously reported in our Current Report on Form 8-K filed with the SEC on October 4, 2019, the Company, the Borrower, the Subsidiary Guarantor and the Lender entered into a Fifteenth Amendment to Modification Agreement (the “Fifteenth Modification Agreement Amendment”) on September 30, 2019, pursuant to which the parties agreed to amend the Modification Agreement to provide that the dates on which the Lender may elect, in the Lender’s sole discretion, to terminate the Modification Period would be July 31, 2018 and November 30, 2019 (with each such date permitted to be extended by the Lender in its sole discretion); and that the Borrower’s interest payments that would otherwise be due to Lender on December 31, 2018, March 31, 2019, June 30, 2019, and September 30, 2019 would be deferred until November 30, 2019 (the end of the extended Modification Period) and that such deferrals would be a Covered Event.

Sixteenth Amendment to Modification Agreement

As previously reported in our Current Report on Form 8-K filed with the SEC on December 5, 2019, the Company, the Borrower, the Subsidiary Guarantor and the Lender entered into a Sixteenth Amendment to Modification Agreement (the “Sixteenth Modification Agreement Amendment”) on November 29, 2019, pursuant to which the parties agreed to amend the Modification Agreement to provide that the dates on which the Lender may elect, in the Lender’s sole discretion, to terminate the Modification Period would be July 31, 2018 and December 31, 2019 (with each such date permitted to be extended by the Lender in its sole discretion); and that the Borrower’s interest payments that would otherwise be due to Lender on December 31, 2018, March 31, 2019, June 30, 2019, and September 30, 2019 would be deferred until December 31, 2019 (the end of the extended Modification Period) and that such deferrals would be a Covered Event.

Seventeenth Amendment to Modification Agreement

As previously reported in our Current Report on Form 8-K filed with the SEC on January 7, 2020, the Company, the Borrower, the Subsidiary Guarantor and the Lender entered into a Seventeenth Amendment to Modification Agreement (the “Seventeenth Modification Agreement Amendment”) on December 31, 2019, pursuant to which the parties agreed to amend the Modification Agreement to provide that the dates on which the Lender may elect, in the Lender’s sole discretion, to terminate the Modification Period would be July 31, 2018 and January 17, 2020 (with each such date permitted to be extended by the Lender in its sole discretion); and that the Borrower’s interest payments that would otherwise be due to Lender on December 31, 2018, March 31, 2019, June 30, 2019, September 30, 2019, and December 31, 2019 would be deferred until January 17, 2020 (the end of the extended Modification Period) and that such deferrals would be a Covered Event.

Eighteenth Amendment to Modification Agreement

As previously reported in our Current Report on Form 8-K filed with the SEC on January 23, 2020, the Company, the Borrower, the Subsidiary Guarantor and the Lender entered into an Eighteenth Amendment to Modification Agreement (the “Eighteenth Modification Agreement Amendment”) on January 17, 2020, pursuant to which the parties agreed to amend the Modification Agreement to provide that the dates on which the Lender may elect, in the Lender’s sole discretion, to terminate the Modification Period would be July 31, 2018 and January 28, 2020 (with each such date permitted to be extended by the Lender in its sole discretion); and that the Borrower’s interest payments that would otherwise be due to Lender on December 31, 2018, March 31, 2019, June 30, 2019, September 30, 2019, and December 31, 2019 would be deferred until January 28, 2020 (the end of the extended Modification Period) and that such deferrals would be a Covered Event.

Nineteenth Amendment to Modification Agreement

As previously reported in our Current Report on Form 8-K filed with the SEC on February 3, 2020, the Company, the Borrower, the Subsidiary Guarantor and the Lender entered into a Nineteenth Amendment to Modification Agreement (the “Nineteenth Modification Agreement Amendment”) on January 28, 2020, pursuant to which the parties agreed to amend the Modification Agreement to provide that the dates on which the Lender may elect, in the Lender’s sole discretion, to terminate the Modification Period would be July 31, 2018 and (i) April 30, 2020 (provided that Borrower obtained at least $600,000 in cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt subordinated to the Tranche One Loan (as defined in the Credit Agreement) pursuant to the terms of the Intercreditor Agreement (as defined in the Credit Agreement) on or prior to February 11, 2020) or (ii) February 11, 2020 (if Borrower had not obtained such cash proceeds by such date) (with each such date permitted to be extended by the Lender in its sole discretion); and that the Borrower’s interest payments that would otherwise be due to Lender on December 31, 2018, March 31, 2019, June 30, 2019, September 30, 2019, December 31, 2019, and March 31, 2020 would be deferred until the end of the extended Modification Period (but with respect to the March 31, 2020 interest payment, such payment would be deferred only in the event that the end of the extended Modification Period was April 30, 2020 rather than February 11, 2020; otherwise the Borrower would make the interest payment due under the Credit Agreement on March 31, 2020), and that such deferrals would be a Covered Event.

As previously reported in our Current Report on Form 8-K filed with the SEC on February 10, 2020, the proceeds of the Company’s issuance of the Thirteenth Amendment Supplemental Closing Note (as defined in the Purchase Agreement) and the borrowing of the Additional Tranche Three Loan (as defined below) by the Borrower on February 6, 2020 satisfied the condition to obtain at least $600,000 in cash proceeds and the Modification Period was extended through April 30, 2020.

Sixth Amendment to Credit Agreement

As previously reported in our Current Report on Form 8-K filed with the SEC on February 10, 2020, the Company, the Borrower, the Lender (in its capacity as administrative agent and lender) and the Tranche Three Lenders entered into a Sixth Amendment to Credit Agreement (the “Sixth Credit Agreement Amendment”) on February 6, 2020, pursuant to which the parties agreed to amend the Credit Agreement to, among other things, (i) provide for additional funding under the Tranche Three Loan, in the aggregate principal amount of $500,000, from the Tranche Three Lenders (the “Additional Tranche Three Loan”, and together with the Tranche Three Loan, the “Tranche Three Loans”), with a maturity date of October 7, 2020 (the fifth anniversary of the funding date of the Tranche One Loan (as defined in the Credit Agreement)), with outstanding borrowings bearing interest at the rate of 15.5% per annum, payable quarterly in arrears (subject to the terms of the Modification Agreement, as amended), and with payment of the Additional Tranche Three Loan and any other Obligations (as defined in the Credit Agreement) incurred in connection with the Additional Tranche Three Loan subordinated and subject in right and time of payment to the Payment in Full (as defined in the Credit Agreement) of the Tranche One Loan and any other Obligations incurred in connection with the Tranche One Loan, to the extent and in the manner set forth in the Credit Agreement; and (ii) provide for the issuance of the Thirteenth Amendment Supplemental Closing Note pursuant to the Purchase Agreement.

Also on February 6, 2020, upon the execution of the Sixth Credit Agreement Amendment, (i) the Borrower borrowed the Additional Tranche Three Loan and issued to the Tranche Three Lenders term notes in the aggregate principal amount of $500,000, payable in accordance with the terms of the Credit Agreement (the “Additional Tranche Three Term Notes”), $250,000 from Mr. Johnson and $250,000 from Dr. Higgins, and (ii) the Company issued a warrant for the purchase of 1,000,000 shares of common stock, with an exercise price per share equal to $0.01 (subject to adjustment as described therein) and an expiration date of February 6, 2030 (the “Additional Tranche Three Loan Warrant”), to Dr. Higgins in connection with his Additional Tranche Three Loan. Mr. Johnson declined to be issued an Additional Tranche Three Loan Warrant.

Twentieth Amendment to Modification Agreement

As previously reported in our Current Report on Form 8-K filed with the SEC on April 27, 2020, the Company, the Borrower, the Subsidiary Guarantor and the Lender entered into a Twentieth Amendment to Modification Agreement (the “Twentieth Modification Agreement Amendment”) on April 17, 2020, pursuant to which the parties agreed to amend the Modification Agreement to provide that the dates on which the Lender may elect, in the Lender’s sole discretion, to terminate the Modification Period would be July 31, 2018 and September 30, 2020 (with each such date permitted to be extended by the Lender in its sole discretion); and that the Borrower’s interest payments that would otherwise be due to Lender on December 31, 2018, March 31, 2019, June 30, 2019, September 30, 2019, December 31, 2019, March 31, 2020 and June 30, 2020 would be deferred until September 30, 2020 (the end of the extended Modification Period), and that such deferrals would be a Covered Event.

Twenty-First Amendment to Modification Agreement

As previously reported in our Current Report on Form 8-K filed with the SEC on October 6, 2020, the Company, the Borrower, the Subsidiary Guarantor, the Lender and the Tranche Three Lenders entered into a Twenty-First Amendment to Modification Agreement (the “Twenty-First Modification Agreement Amendment”) on September 30, 2020, pursuant to which the parties agreed to amend the Modification Agreement to provide that the dates on which the Lender may elect, in the Lender’s sole discretion, to terminate the Modification Period would be July 31, 2018 and November 30, 2020 (with each such date permitted to be extended by the Lender in its sole discretion); and that the Borrower’s (i) interest payments that would otherwise be due under the Credit Agreement on December 31, 2018, March 31, 2019, June 30, 2019, September 30, 2019, December 31, 2019, March 31, 2020, June 30, 2020, September 30, 2020 and October 7, 2020 and (ii) payments for principal and for any other Obligations then outstanding under the Tranche One Loan and the Tranche Three Loans that would otherwise be due under the Credit Agreement on October 7, 2020, would each be deferred until November 30, 2020 (the end of the extended Modification Period), and that such deferrals would be a Covered Event.

Twenty-Second Amendment to Modification Agreement

As previously reported in our Current Report on Form 8-K filed with the SEC on December 4, 2020, the Company, the Borrower, the Subsidiary Guarantor, the Lender and the Tranche Three Lenders entered into a Twenty-Second Amendment to Modification Agreement (the “Twenty-Second Modification Agreement Amendment”) on November 30, 2020, pursuant to which the parties agreed to amend the Modification Agreement to provide that the dates on which the Lender may elect, in the Lender’s sole discretion, to terminate the Modification Period would be July 31, 2018 and January 31, 2021 (with each such date permitted to be extended by the Lender in its sole discretion); and that the Borrower’s (i) interest payments that would otherwise be due under the Credit Agreement on December 31, 2018, March 31, 2019, June 30, 2019, September 30, 2019, December 31, 2019, March 31, 2020, June 30, 2020, September 30, 2020 and October 7, 2020 and (ii) payments for principal and for any other Obligations then outstanding under the Tranche One Loan and the Tranche Three Loans that would otherwise be due under the Credit Agreement on October 7, 2020, would each be deferred until January 31, 2021 (the end of the extended Modification Period).

Twenty-Third Amendment to Modification Agreement

As previously reported in our Current Report on Form 8-K filed with the SEC on February 4, 2021, the Company, the Borrower, the Subsidiary Guarantor, the Lender and the Tranche Three Lenders entered into a Twenty-Third Amendment to Modification Agreement (the “Twenty-Third Modification Agreement Amendment”) on January 31, 2021, pursuant to which the parties agreed to amend the Modification Agreement to provide that the dates on which the Lender may elect, in the Lender’s sole discretion, to terminate the Modification Period would be July 31, 2018 and May 31, 2021 (with each such date permitted to be extended by the Lender in its sole discretion); and that the Borrower’s (i) interest payments that would otherwise be due under the Credit Agreement on December 31, 2018, March 31, 2019, June 30, 2019, September 30, 2019, December 31, 2019, March 31, 2020, June 30, 2020, September 30, 2020 and October 7, 2020 and (ii) payments for principal and for any other Obligations then outstanding under the Tranche One Loan and the Tranche Three Loans that would otherwise be due under the Credit Agreement on October 7, 2020, would each be deferred until May 31, 2021 (the end of the extended Modification Period).

Twenty-Fourth Amendment to Modification Agreement

As previously reported in our Current Report on Form 8-K filed with the SEC on May 27, 2021, the Company, the Borrower, the Subsidiary Guarantor, the Lender and the Tranche Three Lenders entered into a Twenty-Fourth Amendment to Modification Agreement (the “Twenty-Fourth Modification Agreement Amendment”) on May 25, 2021, pursuant to which the parties agreed to amend the Modification Agreement to provide that the dates on which the Lender may elect, in the Lender’s sole discretion, to terminate the Modification Period would be July 31, 2018 and November 30, 2021 (with each such date permitted to be extended by the Lender in its sole discretion); and that the Borrower’s (i) interest payments that would otherwise be due under the Credit Agreement on December 31, 2018, March 31, 2019, June 30, 2019, September 30, 2019, December 31, 2019, March 31, 2020, June 30, 2020, September 30, 2020 and October 7, 2020 and (ii) payments for principal and for any other Obligations then outstanding under the Tranche One Loan and the Tranche Three Loans that would otherwise be due under the Credit Agreement on October 7, 2020, would each be deferred until November 30, 2021 (the end of the extended Modification Period).

Twenty-Fifth Amendment to Modification Agreement

On June 23, 2022, the Company, the Borrower, the Subsidiary Guarantor, the Lender and the Tranche Three Lenders entered into a Twenty-Fifth Amendment to Modification Agreement (the “Twenty-Fifth Modification Agreement Amendment”), pursuant to which the parties agreed to amend the Modification Agreement to provide that the dates on which the Lender may elect, in the Lender’s sole discretion, to terminate the Modification Period would be July 31, 2018 and June 30, 2022 (with each such date permitted to be extended by the Lender in its sole discretion); and that the Borrower’s (i) interest payments that would otherwise be due under the Credit Agreement on December 31, 2018, March 31, 2019, June 30, 2019, September 30, 2019, December 31, 2019, March 31, 2020, June 30, 2020, September 30, 2020 and October 7, 2020 and (ii) payments for principal and for any other Obligations then outstanding under the Tranche One Loan and the Tranche Three Loans that would otherwise be due under the Credit Agreement on October 7, 2020, would each be deferred until June 30, 2022 (the end of the extended Modification Period).

Twenty-Sixth Amendment to Modification Agreement

On June 23, 2022, the Company, the Borrower, the Subsidiary Guarantor, the Lender and the Tranche Three Lenders entered into a Twenty-Fifth Amendment to Modification Agreement (the “Twenty-Sixth Modification Agreement Amendment”), pursuant to which the parties agreed to amend the Modification Agreement to provide that the dates on which the Lender may elect, in the Lender’s sole discretion, to terminate the Modification Period would be July 31, 2018 and November 30, 2022 (with each such date permitted to be extended by the Lender in its sole discretion); and that the Borrower’s (i) interest payments that would otherwise be due under the Credit Agreement on December 31, 2018, March 31, 2019, June 30, 2019, September 30, 2019, December 31, 2019, March 31, 2020, June 30, 2020, September 30, 2020 and October 7, 2020 and (ii) payments for principal and for any other Obligations then outstanding under the Tranche One Loan and the Tranche Three Loans that would otherwise be due under the Credit Agreement on October 7, 2020, would each be deferred until November 30, 2022 (the end of the extended Modification Period).

The foregoing descriptions of the Credit Agreement, the Modification Agreement, the Credit Agreement Amendment, the Fourth Credit Agreement Amendment, the Amended Tranche One Term Note, the Fifth Credit Agreement Amendment, the Tranche Three Term Note, the Sixth Credit Agreement Amendment, the Additional Tranche Three Term Note, the First Modification Agreement Amendment, the Second Modification Agreement Amendment, the Third Modification Agreement Amendment, the Fourth Modification Agreement Amendment, the Fifth Modification Agreement Amendment, the Sixth Modification Agreement Amendment, the Seventh Modification Agreement Amendment, the Eighth Modification Agreement Amendment, the Ninth Modification Agreement Amendment, the Tenth Modification Agreement Amendment, the Eleventh Modification Agreement Amendment, the Twelfth Modification Agreement Amendment, the Thirteenth Modification Agreement Amendment, the Fourteenth Modification Agreement Amendment, the Fifteenth Modification Agreement Amendment, the Sixteenth Modification Agreement Amendment, the Seventeenth Modification Agreement Amendment, the Eighteenth Modification Agreement Amendment, the Nineteenth Modification Agreement Amendment, the Twentieth Modification Agreement Amendment, the Twenty-First Modification Agreement Amendment, the Twenty-Second Modification Agreement Amendment, the Twenty-Third Modification Agreement Amendment, the Twenty-Fourth Modification Agreement Amendment, the Twenty-Fifth Modification Agreement Amendment and the Twenty-Sixth Modification Agreement are qualified, in their entirety, by reference to each such agreement, copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated by reference in response to this Item 1.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Date	Document
10.01	06/26/15	Credit Agreement between the Company and PDL BioPharma, Inc.(1)
10.02	10/07/15	First Amendment to Credit Agreement between the Company and PDL BioPharma, Inc.(2)
10.03	01/31/17	Promissory Note to Rockwell Holdings I, LLC(3)
10.04	02/02/18	Modification Agreement by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, L.L.C., a Texas limited liability company, and PDL Investment Holdings, LLC(4)
10.05	02/02/18	Amendment to Promissory Note to Rockwell Holdings I, LLC(4)
10.06	02/23/18	Second Amendment to Credit Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, and PDL Investment Holdings, LLC(5)
10.07	05/31/18	Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, L.L.C., a Texas limited liability company, and PDL Investment Holdings, LLC(6)
10.08	06/14/18	Second Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, L.L.C., a Texas limited liability company, and PDL Investment Holdings, LLC(7)
10.09	06/28/18	Third Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, L.L.C., a Texas limited liability company, and PDL Investment Holdings, LLC(8)
10.10	07/13/18	Third Amendment to Credit Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, and PDL Investment Holdings, LLC(9)
10.11	08/31/18	Fourth Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, L.L.C., a Texas limited liability company, and PDL Investment Holdings, LLC(10)
10.12	09/28/18	Fifth Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, L.L.C., a Texas limited liability company, and PDL Investment Holdings, LLC(11)
10.13	11/12/18	Sixth Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, L.L.C., a Texas limited liability company, and PDL Investment Holdings, LLC(12)
10.14	11/19/18	Seventh Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, L.L.C., a Texas limited liability company, and PDL Investment Holdings, LLC(13)
10.15	12/03/18	Eighth Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, L.L.C., a Texas limited liability company, and PDL Investment Holdings, LLC(14)

10.16	12/17/18	Ninth Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, L.L.C., a Texas limited liability company, and PDL Investment Holdings, LLC(15)
10.17	01/31/19	Tenth Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, L.L.C., a Texas limited liability company, and PDL Investment Holdings, LLC(16)
10.18	02/28/19	Eleventh Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, L.L.C., a Texas limited liability company, and PDL Investment Holdings, LLC(17)
10.19	03/29/19	Twelfth Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, L.L.C., a Texas limited liability company, and PDL Investment Holdings, LLC(18)
10.20	04/09/19	Fourth Amendment to Credit Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, and PDL Investment Holdings, LLC(19)
10.21	04/09/19	Amended and Restated Tranche One Term Note in the principal amount of $20 million issued to PDL BioPharma, Inc.(19)
10.22	04/29/19	Thirteenth Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, L.L.C., a Texas limited liability company, and PDL Investment Holdings, LLC(20)
10.23	05/15/19	Fourteenth Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, L.L.C., a Texas limited liability company, and PDL Investment Holdings, LLC(21)
10.24	05/15/19	Fifth Amendment to Credit Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, PDL Investment Holdings, LLC, Steven G. Johnson and Dr. James R. Higgins(21)
10.25	05/15/19	Form of Tranche Three Term Note(21)
10.26	09/30/19	Fifteenth Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, L.L.C., a Texas limited liability company, and PDL Investment Holdings, LLC(22)
10.27	11/29/19	Sixteenth Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, L.L.C., a Texas limited liability company, and PDL Investment Holdings, LLC(23)
10.28	12/31/19	Seventeenth Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, L.L.C., a Texas limited liability company, and PDL Investment Holdings, LLC(24)
10.29	12/31/19	Second Amendment to Promissory Note to Rockwell Holdings I, LLC(24)
10.30	01/17/20	Eighteenth Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, L.L.C., a Texas limited liability company, and PDL Investment Holdings, LLC(25)
10.31	01/28/20	Nineteenth Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, L.L.C., a Texas limited liability company, and PDL Investment Holdings, LLC(26)
10.32	01/31/20	Third Amendment to Promissory Note to Rockwell Holdings I, LLC(27)
10.33	02/06/20	Sixth Amendment to Credit Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, PDL Investment Holdings, LLC, Steven G. Johnson and Dr. James R. Higgins(28)
10.34	02/06/20	Form of Additional Tranche Three Term Note(28)
10.35	03/31/20	Fourth Amendment to Promissory Note to Rockwell Holdings I, LLC(29)
10.36	04/17/20	Twentieth Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, L.L.C., a Texas limited liability company, and PDL Investment Holdings, LLC(30)

10.37	09/30/20	Twenty-First Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, L.L.C., a Texas limited liability company, PDL Investment Holdings, LLC, Steven G. Johnson and Dr. James R. Higgins(31)
10.38	11/30/20	Twenty-Second Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, L.L.C., a Texas limited liability company, PDL Investment Holdings, LLC, Steven G. Johnson and Dr. James R. Higgins(32)
10.39	12/31/20	Fifth Amendment to Promissory Note to Rockwell Holdings I, LLC(33)
10.40	1/31/21	Twenty-Third Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, L.L.C., a Texas limited liability company, PDL Investment Holdings, LLC, Steven G. Johnson and Dr. James R. Higgins(34)
10.41	5/25/21	Twenty-Fourth Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, L.L.C., a Texas limited liability company, PDL Investment Holdings, LLC, Steven G. Johnson and Dr. James R. Higgins(35)
10.42	11/29/21	Twenty-Fifth Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, L.L.C., a Texas limited liability company, PDL Investment Holdings, LLC, Steven G. Johnson and Dr. James R. Higgins(36)
10.43	06/23/22	Twenty-Sixth Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, L.L.C., a Texas limited liability company, PDL Investment Holdings, LLC, Steven G. Johnson and Dr. James R. Higgins(*)
104		Cover Page Interactive Data File (embedded within the Inline XBRL document)

(1)	Filed with the Current Report on Form 8-K filed with the SEC on June 30, 2015.
(2)	Filed with the Current Report on Form 8-K filed with the SEC on October 13, 2015.
(3)	Filed with the Current Report on Form 8-K filed with the SEC on February 2, 2017.
(4)	Filed with the Current Report on Form 8-K filed with the SEC on February 5, 2018.
(5)	Filed with the Current Report on Form 8-K filed with the SEC on February 26, 2018.
(6)	Filed with the Current Report on Form 8-K filed with the SEC on June 4, 2018.
(7)	Filed with the Current Report on Form 8-K filed with the SEC on June 15, 2018.
(8)	Filed with the Current Report on Form 8-K filed with the SEC on July 5, 2018.
(9)	Filed with the Current Report on Form 8-K filed with the SEC on July 16, 2018.
(10)	Filed with the Current Report on Form 8-K filed with the SEC on September 5, 2018.
(11)	Filed with the Current Report on Form 8-K filed with the SEC on October 4, 2018.
(12)	Filed with the Current Report on Form 8-K filed with the SEC on November 16, 2018.
(13)	Filed with the Current Report on Form 8-K filed with the SEC on November 21, 2018.
(14)	Filed with the Current Report on Form 8-K filed with the SEC on December 6, 2018.
(15)	Filed with the Current Report on Form 8-K filed with the SEC on December 21, 2018.
(16)	Filed with the Current Report on Form 8-K filed with the SEC on February 5, 2019.
(17)	Filed with the Current Report on Form 8-K filed with the SEC on March 4, 2019.
(18)	Filed with the Annual Report on Form 10-K filed with the SEC on March 29, 2019.
(19)	Filed with the Current Report on Form 8-K filed with the SEC on April 15, 2019.
(20)	Filed with the Current Report on Form 8-K filed with the SEC on May 1, 2019.
(21)	Filed with the Current Report on Form 8-K filed with the SEC on May 20, 2019.
(22)	Filed with the Current Report on Form 8-K filed with the SEC on October 4, 2019.
(23)	Filed with the Current Report on Form 8-K filed with the SEC on December 5, 2019.
(24)	Filed with the Current Report on Form 8-K filed with the SEC on January 7, 2020.
(25)	Filed with the Current Report on Form 8-K filed with the SEC on January 23, 2020.
(26)	Filed with the Current Report on Form 8-K filed with the SEC on February 3, 2020.
(27)	Filed with the Current Report on Form 8-K filed with the SEC on February 6, 2020.
(28)	Filed with the Current Report on Form 8-K filed with the SEC on February 10, 2020.
(29)	Filed with the Current Report on Form 8-K filed with the SEC on April 17, 2020.
(30)	Filed with the Current Report on Form 8-K filed with the SEC on April 27, 2020.
(31)	Filed with the Current Report on Form 8-K filed with the SEC on October 6, 2020.
(32)	Filed with the Current Report on Form 8-K filed with the SEC on December 4, 2020.
(33)	Filed with the Current Report on Form 8-K filed with the SEC on January 5, 2021.
(34)	Filed with the Current Report on Form 8-K filed with the SEC on February 4, 2021.
(35)	Filed with the Current Report on Form 8-K filed with the SEC on May 27, 2021.
(36)	Filed with the Current Report on Form 8-K filed with the SEC on December 3, 2021.

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2022	CAREVIEW COMMUNICATIONS, INC.

	By:	/s/ Steven G. Johnson
Steven G. Johnson Chief Executive Officer